UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2020

Aon plc

(Exact name of registrant as specified in its charter)

Ireland	1-7933	Applied For
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 Leadenhall Street, London, England	EC3V 4AN
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 20 7623 5500

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, $0.01 nominal value	AON	New York Stock Exchange
Guarantees of Aon plc’s 2.800% Senior Notes due 2021	AON21	New York Stock Exchange
Guarantees of Aon plc’s 4.000% Senior Notes due 2023	AON23	New York Stock Exchange
Guarantees of Aon plc’s 3.500% Senior Notes due 2024	AON24	New York Stock Exchange
Guarantees of Aon plc’s 3.875% Senior Notes due 2025	AON25	New York Stock Exchange
Guarantees of Aon plc’s 2.875% Senior Notes due 2026	AON26	New York Stock Exchange
Guarantees of Aon plc’s 4.250% Senior Notes due 2042	AON42	New York Stock Exchange
Guarantees of Aon plc’s 4.450% Senior Notes due 2043	AON43	New York Stock Exchange
Guarantees of Aon plc’s 4.600% Senior Notes due 2044	AON44	New York Stock Exchange
Guarantees of Aon plc’s 4.750% Senior Notes due 2045	AON45	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 24, 2020, due to the COVID-19 pandemic and the resulting economic disruption, the Board of Directors of Aon plc (the “Company”) determined to temporarily reduce the annual base salaries of the Company’s named executive officers (“NEOs”) and the cash compensation of each of the Company’s non-executive directors.

Each of the Company’s NEOs, Gregory Case, Chief Executive Officer, Christa Davies, Chief Financial Officer, Eric Andersen, President, and John Bruno, Chief Operating Officer, as well as Tony Goland, the Company’s Chief Innovation Officer, have agreed to a temporary 50% reduction in his or her base salary from May 1, 2020 through December 31, 2020, or until such other date as decided by the Company.

In addition, each of the Company’s non-executive directors has agreed to a temporary 50% reduction in his or her cash compensation from May 1, 2020 through December 31, 2020, or until such other date as decided by the Company.

Item 7.01	Regulation FD Disclosure

On April 27, 2020, the Company issued a Message to Colleagues, outlining additional actions being taken by the Company to mitigate the impact of the COVID-19 pandemic on the Company. A copy of the Message to Colleagues is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Message to Colleagues, dated April 27, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2020	AON PLC

	By:	/s/ Molly Johnson
Molly Johnson
Assistant Company Secretary